UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A
(Rule 14a-101)

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

Online Go to www.investorvote.com/whlr or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by May 18, 2023 at 11:59 p.m., EDT. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Wheeler Real Estate Investment Trust, Inc. Annual Meeting of Stockholders to be Held on May 19, 2023. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and the 2022 Annual Report on Form 10-K are available at: www.investorvote.com/whlr Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/whlr. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before Monday, May 8, 2023, to facilitate timely delivery. 2 N O T 03SM9D

Annual Meeting of Stockholders Notice The 2023 Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. will be held on Friday, May 19, 2023, at 9:30 a.m. Eastern Daylight Time, at the Marriott Virginia Beach Oceanfront in the Miller Room, 4201 Atlantic Avenue, Virginia Beach, Virginia 23451. Directions to attend the Annual Meeting where you may vote in person can be found at https://www.marriott.com/en-us/hotels/orfmcmarriott- virginia-beach-oceanfront/overview/ Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors: 01 – Michelle D. Bergman 02 – E.J. Borrack 03 – Kerry G. Campbell 04 – Stefani D. Carter 05 – Saverio M. Flemma 06 – Megan Parisi 07 – Joseph D. Stilwell 2. ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 3. approve, on an advisory basis, the named executive officer compensation for fiscal year 2022 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to vote in person at the Annual Meeting, please bring this Notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/whlr. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Wheeler Real Estate Investment Trust, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by Monday, May 8, 2023.